SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) August 22, 2006

China BAK Battery, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-32898	88-0442833
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

BAK Industrial Park, No. 1 BAK Street Kuichong Town, Longgang District Shenzhen People’s Republic of China	518119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (86-755) 8977-0093

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On August 22, 2006, China BAK Battery, Inc. issued a press release announcing its financial results for the fiscal quarter ended June 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report.

In accordance with the General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release, dated August 22, 2006, issued by the registrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BAK BATTERY, INC.

Date: August 23, 2006	By:	/s/ Xiangqian Li
Xiangqian Li
Chairman, President and
Chief Executive Officer

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